OPPENHEIMER GLOBAL EMERGING GROWTH FUND
                 Supplement dated June 13, 1997 to the
                   Prospectus dated January 13, 1997

  The Prospectus is changed as follows:

  1. The Supplement dated May 1, 1997 to the Prospectus is replaced by this Supplement.

  2. The first footnote under the "Shareholder Transaction
  Expenses" table on page 3 is revised to read as follows:

          (1)  If you invest $1 million or more
            ($500,000 or more for purchases by
            "Retirement Plans", as defined in "Buying
            Class A Shares - Class A Contingent
            Deferred Sales Charge" on page 27) in
            Class A shares, you may have to pay a
            sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May
            1, 1997) from the end of the calendar
            month during which you purchased those
            shares.  See "How to Buy Shares - Buying
            Class A Shares", below.

  3. The Prospectus is amended by adding the following paragraph at the end of "How the Fund is Managed" on page 17:

  The Board of Trustees of Oppenheimer Global Emerging Growth Fund (referred to as "Global Emerging Growth Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into
  Oppenheimer Global Fund ("Global Fund").   The Board
  unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

  Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Global Fund, (ii) these shares of Global Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

  A meeting of the shareholders of the Fund is scheduled for June 17, 1997 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information).

  There is no assurance that the Fund's shareholders will
  approve the reorganization.  Details about the proposed
  reorganization are contained in a proxy statement and other soliciting materials which have been mailed to the  Fund's
  shareholders of record  on April 4, 1997.   Persons who became
  shareholders of the Fund after the record date for the shareholder meeting are not entitled to vote on the reorganization.

  4. In "Class A Shares" under "Classes of Shares" on page 22, the second sentence is replaced by the following: "If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge."

  5. The following is added to "Which Class of Shares Should You Choose? - How Does it Affect Payments To My Broker?" on
  page 24:   "The Distributor may pay additional periodic
  compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

  6. The following is added as the first paragraph under the heading "How To Buy Shares - How Much Must You Invest?" on page 25:

  Shares of the Fund are not available for sale to new investors, including shares purchased by exchange from other Oppenheimer funds, lump-sum purchases, and purchases under an Asset Builder Plan (described on page
       26) or by reinvestment of dividends or distributions from other Oppenheimer funds, or under the "Reinvestment Privilege" (described on pages 36 and 37). Existing Fund shareholders may purchase additional Fund shares through subsequent investments or reinvestment of Fund dividends or distributions. The foregoing is subject to the right of the Fund and the Distributor, in their complete discretion, to modify or terminate the terms of this offer at any time without prior notice. The remaining sections of this Prospectus are hereby amended to conform to the terms of this offer.

  7.    In the second paragraph of "Buying Class A Shares - Class
  A Contingent Deferred Sales Charge" on page 27 the first sentence is replaced by the following:

        The Distributor pays dealers of record
     commission on those purchases in an amount equal to
     (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

  8.    In the third paragraph of "Buying Class A Shares - Class
  A Contingent Deferred Sales Charge" on page 28, the first sentence is replaced by the following:

   If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

  9. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 28 is replaced by the following: "The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies."

  10.   The third sub-paragraph in  "Waivers of the Class A
  Contingent Deferred Sales Charge for Certain Redemptions" on page 31 is replaced by the following:

            if, at the time of purchase of shares
     (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

           if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

  11. The following subparagraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for
  Certain Redemptions" on page 31:

           for distributions from Retirement Plans
     having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

  12. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 34:

   If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

  13. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 34:

   If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

  14. The introductory phrase in the fourth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 35 is replaced with the following and a new sub-section (6) is added as follows:

           distributions from OppenheimerFunds
     prototype 401(k) plans and from certain
     Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . or (6) for loans to participants or beneficiaries.

  15. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of
  Class B and Class C Sales Charges" on page 35:

           Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

  16.   The section captioned "Special Investor Services" on page
  35 is revised by adding the following after the sub-section captioned "PhoneLink":

   Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-
     800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

  June 13, 1997                                PS0750.016